As filed with the Securities and Exchange Commission on March 14, 2017.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ____

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Exact name of Registrant as specified in charter)

711 High Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)

515-235-9328
(Registrant's Telephone Number, Including Area Code)

Adam U. Shaikh
Assistant Counsel, Principal Variable Contracts Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Copies of all communications to:

JOSHUA B. DERINGER
Drinker Biddle & Reath, LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103-6996
215-988-2959

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class 1 Shares, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
800-222-5852
_________, 2017
Dear Contract Owner:
A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. (“PVC”) will be held at 711 High Street, Des Moines, Iowa 50392, on May 25, 2017 at 10:30 a.m., Central Time.
At the meeting, shareholders of the Balanced Account (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Diversified Balanced Account (the “Acquiring Fund”) (together, the "Funds"). Each of these Funds is a separate series or fund of PVC.
As an investor through a variable annuity contract or variable life insurance policy issued through an insurance company, you can instruct your insurance company as to how to vote on the proposed reorganization. At the special meeting of shareholders, your insurance company will vote on as instructed by you and other investors holding contracts or policies through your insurance company.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Shareholders of the Acquired Fund, which issues only Class 1 shares, will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 26, 2017.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of April 5, 2017, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors of PVC has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by May 24, 2017. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Michael J. Beer
President and CEO

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
800-222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Contract Owners of the Balanced Account:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Balanced Account (the “Acquired Fund”), a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 711 High Street, Des Moines, Iowa 50392, on May 25, 2017 at 10:30 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the Balanced Account into the Diversified Balanced Portfolio.
The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on April 5, 2017 is entitled to receive notice of and to vote at the Meeting. Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Michael J. Beer
President and CEO
____________, 2017
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
800-222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2017
RELATING TO THE REORGANIZATION OF THE BALANCED ACCOUNT INTO THE DIVERSIFIED BALANCED ACCOUNT
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Variable Contracts Funds, Inc. (“PVC”) of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 711 High Street, Des Moines, Iowa 50392, on May 25, 2017, at 10:30 a.m., Central Time (the “Meeting”).
At the Meeting, the shareholders of the Balanced Account (the “Acquired Fund”) will be asked to consider and approve the Plan of Acquisition (the “Plan”) providing for its reorganization into the Diversified Balanced Account (the “Acquiring Fund”) (with the Acquired Fund, the "Funds").
All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of an insurance company established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by an insurance company. Persons holding Contracts are referred to herein as "Contract Owners."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Shareholders of the Acquired Fund, which issues only Class 1 shares, will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 26, 2017. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2016. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-222-5852.
A Statement of Additional Information dated ___________, 2017 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) (File No. 02-35570) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus, dated April 30, 2012 and as supplemented (“PVC Prospectus”), and the Statement of Additional Information for PVC, dated April 30, 2012 and as supplemented (“PVC SAI”), have been filed with the SEC (File No. 02-35570) and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.
PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is ___________, 2017.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 38 separate series or funds (the “PVC Accounts”), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PVC with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and is also responsible for, among other things, administering the business and affairs of each of the Acquired and Acquiring Funds and selecting, contracting with, compensating and monitoring the performance of any investment sub-advisor that manages the investment of the assets of the Funds pursuant to sub-advisory agreements. As permitted by the investment advisory agreement, PMC has entered into a sub-advisory agreement with respect to the Acquired Fund as follows:

Balanced Account (Acquired Fund)	Diversified Balanced Account (Acquiring Fund)
Investment Advisor: PMC	Investment Advisor: PMC
Sub-Advisor: Principal Global Investors, LLC ("PGI")	Sub-Advisor: None
PGI and PMC are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of PMC, and a member of the Principal Financial Group.
THE REORGANIZATION
At its meeting held on December 13, 2016, the Board of Directors of PVC (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be on or about May 26, 2017. Shareholders of the Acquired Fund, which issues Class 1 shares, will receive Class 1 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
PMC recommended the Reorganization to the Board and believes it will serve the interests of both the Acquired Fund and Acquiring Fund shareholders. PMC does not expect the Acquired Fund to gather significant new assets in the future. For that reason, the Reorganization is expected to result in economies of scale that will benefit shareholders of the Acquired Fund. The Funds have similar objectives in that the Acquired Fund seeks to generate a total return consisting of current income and capital appreciation while the Acquiring Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The Funds also have similar investment strategies and risks in that both are asset allocation funds with broadly comparable asset allocation targets and ranges among equity and fixed income. The principal difference is that Acquiring Fund operates as a fund-of-funds investing primarily in index funds, Institutional Class shares of funds of Principal Funds, Inc., and of Class 1 shares of other PVC Funds, while the Acquired Fund directly purchases securities. Although past performance is no guarantee of future performance, the Acquiring Fund has a comparable performance history to the Acquired Fund. The Acquired Fund's assets are relatively small and PMC is expecting to see a continual decline in the Acquired Fund's assets. The Acquiring Fund's expense ratio is lower than the Acquired Fund's expense ratio (0.30% and 0.67%, respectively); accordingly, Acquired Fund shareholders are expected to enjoy cost savings as a result of the Reorganization (fully recumbent of Reorganization related costs to be borne by the Acquired Fund). Further, PMC believes the organization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management due to lower fees.

In the opinion of legal counsel, the Reorganization will likely be considered a taxable transaction for federal income tax purposes and the Acquired Fund will recognize capital gains or losses on the Effective Date. Since the taxable impact of the transaction does not flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund shares, the reorganization is not expected to be a taxable event for federal income tax purposes for contract owners. See “Information About the Reorganization - Federal Income Tax Consequences.”
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares.”
The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees which are estimated to be $17,000. The trading costs are estimated to be $55,000. It is expected that 100% of the portfolio securities of the Acquired Fund will be disposed of, a reduction in net asset value per share of approximately $0.03. The estimated taxable gain would be $2,896,000 on a U.S. GAAP basis. The Acquired Fund is considered a Regulated Investment Company (“RIC”) for tax purposes.
PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR THE REORGANIZATION
OF THE BALANCED ACCOUNT INTO THE DIVERSIFIED BALANCED ACCOUNT
Shareholders of the Balanced Account (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the Diversified Balanced Account (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have similar objectives in that the Acquired Fund seeks to generate a total investment return consistent with the preservation of capital while the Acquiring Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The Funds also have similar investment strategies and risks in that both are asset allocation funds with broadly comparable asset allocation targets and ranges among fixed income securities and equity securities. The principal difference between the Funds, however, is that the Acquired Fund invests directly in securities while the Acquiring Fund operates as a fund-of-funds investing primarily in Institutional Class shares of funds of Principal Funds, Inc., and Class 1 shares of other PVC Funds. Further, as a fund-of-funds, a majority of the fees and expenses the Acquiring Fund pays are fees and expenses of the underlying funds in which it invests.

Balanced Account (Acquired Fund)	Diversified Balanced Account (Acquiring Fund)
Approximate Net Assets as of December 31, 2016:
$41,813,000	$1,099,647,000

Investment Advisor:
PMC

Sub-Advisor:
PGI	None

Portfolio Managers:
Matthew D. Annenberg (since 2014) has been with PGI since 2012. Prior to PGI, he was Managing Director at K2 Advisors from 2009 to 2012. He earned a bachelor's degree in Finance from Harvard College. Mr. Annenberg has earned the right to use the Chartered Financial Analyst designation.
Scott Smith (since 2014) has been with PGI since 1999. He earned a bachelor’s degree in Finance from Iowa State University.

James W. Fennessey (since 2009) joined the Principal Financial Group in 2000. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch (since 2009) joined the Principal Financial Group in 1989. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.

Balanced Account (Acquired Fund)	Diversified Balanced Account (Acquiring Fund)
Comparison of Investment Objectives and Strategies
Investment Objectives:
The Acquired Fund seeks to generate a total return consisting of current income and capital appreciation.	The Acquiring Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.
Principal Investment Strategies:
The Acquired Fund invests primarily in a diversified portfolio of equity securities and bonds. Though the percentages in each category are not fixed, equity securities generally represent 50% to 70% of the Acquired Fund's assets. The remainder of the Acquired Fund's assets is invested in bonds and cash. The Acquired Fund utilizes an asset allocation approach that primarily focuses on asset class allocation (equity versus fixed income) and secondarily for its equity investments, on growth versus value, domestic versus foreign, and market capitalization size. The Acquired Fund invests in equity securities of small, medium, and large market capitalization companies. The Acquired Fund actively trades portfolio securities.
Under normal circumstances, the Acquired Fund invests in intermediate maturity fixed-income securities, which are rated, at the time of purchase, BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"). The fixed-income securities in which the Acquired Fund invests include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations), asset-backed securities and mortgage backed securities representing an interest in a pool of mortgage loans or other assets (securitized products); corporate bonds; and securities issued by or guaranteed by foreign governments payable in U.S. dollars. The Acquired Fund also invests in foreign securities and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Acquired Fund maintains an average portfolio duration that is within + 25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2016, the average portfolio duration of the fixed-income portion of the Acquired Fund was 5.89 years.
During the fiscal year ended December 31, 2016, the average ratings of the Acquired Fund's fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's): 54.39% in securities rated Aaa; 3.90% in securities rated Aa; 13.49% in securities rated A; 18.93% in securities rated Baa; 4.79% in securities rated Ba; 2.66% in securities rated B; 1.04% in securities rated Caa; 0.04% in securities rated Ca; and 0.76% in securities not rated.

The Acquiring Fund operates as a fund of funds and invests in underlying funds, each of which tracks an index. In pursuing its investment objective, the Acquiring Fund typically allocates its assets, within predetermined percentage ranges, among the “underlying funds”: Funds of Principal Funds, Inc. ("PFI") (Institutional Class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 shares) - the Bond Market Index and LargeCap S&P 500 Index Accounts. The Acquiring Fund generally allocates approximately 50% of its assets to the equity index funds to gain broad market capitalization exposure to both U.S. and non-U.S investments and approximately 50% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Acquiring Fund normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Acquiring Fund.
Without shareholder approval, Principal Management Corporation ("PMC"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Acquiring Fund’s investment objective. The assets of the Acquiring Fund are allocated among underlying funds in accordance with its investment objective, while considering PMC's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds.
In selecting underlying funds and their target weights, PMC considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Acquiring Fund is re-balanced monthly.
The net asset value of the Acquiring Fund's shares is affected by changes in the value of the shares of the underlying funds it owns. The Acquiring Fund's investments are invested in the underlying funds and, as a result, the Acquiring Fund's performance is directly related to their performance. The Acquiring Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.
The Acquiring Fund’s underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in equity index futures and exchange-traded funds (ETFs) to manage the equity exposure.

Temporary Defensive Investing:
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions:
The Funds are subject to identical fundamental investment restrictions. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2016; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2016; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2016 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2016.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Account Operating Expenses
(a) Balanced Account (Acquired Fund)
Class 1	0.60%	0.07%	0.00%	0.67%

(b) Diversified Balanced Account (Acquiring Fund)
Class 1	0.05%	0.00%	0.25%	0.30%

(c) Diversified Balanced Account (Acquiring Fund) (Pro forma assuming Reorganization)
Class 1	0.05%	0.00%	0.25%	0.30%
Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

		1 Year	3 Years	5 Years	10 Years
Balanced Account (Acquired Fund)	Class 1	$68	$214	$373	$835
Diversified Balanced Account (Acquiring Fund)	Class 1	31	97	169	381
Diversified Balanced Account (Acquiring Fund) (Pro forma assuming Reorganization)	Class 1	31	97	169	381
Portfolio Turnover
Each Fund (the Acquired Fund directly and the Acquiring Fund, as a fund of funds, indirectly through the underlying funds) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 107.7% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 14.1%.

Investment Management Fees/Sub-Advisory Arrangements
The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Balanced Account (Acquired Fund)		Diversified Balanced Account (Acquiring Fund)
First $100 Million	0.60%	Overall Fee	0.05%
Next $100 Million	0.55%
Next $100 Million	0.50%
Next $100 Million	0.45%
Thereafter	0.40%
As sub-advisor to the Acquired Fund, PGI is paid sub-advisory fees for its services. These sub-advisory fees are paid by PMC, not by the Acquired Funds.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2016.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Risks Applicable to both Funds:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated, or that trade, in foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.

Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Principal Risks of Investing in the Acquiring Fund:
The principal risks of investing in the Acquiring Fund that are inherent in the fund of funds, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future,; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities in which the ETF invests or that comprise the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Fund of Funds Risk. The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Index Fund Risk. More likely than not, an index fund will underperform the index due to cash flows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years compare with those of one or more broad measures of market performance. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The indices included in the performance tables are as follows: (1) Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities performance. (2) S&P 500 Index is used to show large cap U.S. equity market performance. (3) MSCI EAFE Index NDTR D is used to show international stock performance. (4) S&P Midcap 400 Index is used to show mid cap U.S. equity market performance. (5) S&P Smallcap 600 Index is used to show small cap U.S. equity market performance. (6) Diversified Balanced Custom Index is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the custom index are 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% S&P 500 Index, 7% MSCI EAFE Index NDTR D, 4% S&P Midcap 400 Index, and 4% S&P Smallcap 600 Index.
Past performance is not necessarily an indication of how the Funds will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
Calendar Year Total Return (%) as of 12/31 Each Year (Class 1 Shares)
Balanced Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	12.74%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(17.87)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Balanced Account - Class 1	5.68%	9.30%	4.98%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
60% S&P 500 Index/40% Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.31%	9.69%	6.21%
For periods prior to the inception date of Class 1 Shares (May 1, 2017), the performance shown in the bar chart and table for Class 1 shares is based on the performance of the Account's Class 2 shares, adjusted to reflect the fees and expenses of the Class 1 shares. These adjustments for Class 1 shares result in performance for such periods that is no higher than the historical performance of the Class 2 shares, which were first sold on December 30, 2009.
Calendar Year Total Return (%) as of 12/31 Each Year (Class 1 Shares)
Diversified Balanced Account (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	6.79%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘11	(6.34)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	Life of Account
Diversified Balanced Account - Class 1	6.90%	7.34%	7.20%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.60%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	12.66%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	3.88%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	15.33%	14.02%
S&P Smallcap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.56%	16.62%	15.32%
Diversified Balanced Custom Index (reflects no deduction for fees, expenses, or taxes)	7.52%	8.03%	7.88%
Board Consideration of the Reorganization
The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 13, 2016. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders and contract owners of the Funds will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the similar investment objectives, similar principal investment strategies, and identical fundamental investment restrictions of the Funds;

(2)	the expense ratios and available information regarding the fees and expenses of the Funds;

(3)	the comparative investment performance of the Funds for the periods the Board reviewed and other information pertaining to the Funds;

(4)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(5)	the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(6)	the absence of any material differences in the rights of shareholders of the Funds;

(7)	the financial strength, investment experience and resources of PMC, which currently serves as investment advisor to both funds;

(8)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(9)
the direct or indirect federal income tax consequences of the Reorganization, including the expected taxable nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund; and managements representation that the taxable impact of the Reorganization would not flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund shares;

(10)	PMC’s representation that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder interests;

(11)	the terms and conditions of the Plan; and

(12)	possible alternatives to the Reorganization.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives;

(2)	PMC; as Investment Advisor of the Acquiring Fund, may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund has a lower advisory fee rate and expense ratio than the Acquired Fund

(4)	Acquired Fund shareholders are expected to benefit from a lower expense ratio after taking into account the Reorganization related costs to be borne by the Acquired Fund; and

(5)	the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospect for growth and efficient management.
INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be May 26, 2017, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.

The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plan, the Acquired Fund will pay all proxy expenses and out-of-pocket fees incurred in connection with the Reorganization. The Acquired Fund will also pay the trading costs associated with the Reorganization.
If the Plan is not consummated for any reason, the Board will consider other possible courses of action.
Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each a separate series of PVC, and the Class 1 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. The Acquiring Fund also issues Class 2 shares of common stock. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because of the differences in strategies between the Acquiring Fund and Acquiring Fund, the reorganization will likely be considered a taxable reorganization under applicable provisions of the Code.
The principal federal income tax considerations that are expected to result from the Reorganization include the following; the Acquired Fund will recognize gain or loss on the sale immediately before the Effective Time of all, or substantially all, of its assets for cash; the Acquired Fund more likely than not will recognize gain or loss on the transfer of its assets to the Acquiring Fund; each shareholder of the Acquired Fund more likely than not will recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives; the Acquiring Fund will recognize no gain or loss as a result of the Reorganization; the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Acquired Fund to be received by a shareholder of the Acquired Fund more likely than not will be equal to the fair market value of such Acquiring Fund shares on the date of distribution; and the holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund more likely than not will begin on the day following the date of receipt of the Acquiring Fund shares.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of December 31, 2016: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of December 31, 2016, the Acquired Fund had outstanding Class 1 shares and the Acquiring Fund had outstanding Class 2 shares.
The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees Balanced Account will pay are expected to total $17,000. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities. These trading costs are estimated to be $55,000. The estimated gain (net of trading costs) would be approximately $2,841,000 ($1.18 per share) on a U.S. GAAP basis.

		Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Balanced Account (Acquired Fund)	Class 1	$41,813	$17.32	2,414
		$41,813		2,414

Diversified Balanced Account (Acquiring Fund)	Class 2	1,099,647	14.76	74,510
		$1,099,647		74,510

Reduction in net assets and decrease in net asset values per share of the Acquired Fund to reflect the estimated expenses of the trading costs associated with disposing of portfolio securities	Class 1	$(72)	$(0.03)	(4)
	Class 2

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund	Class 1			418
	Class 2			—

Diversified Balanced Account (Acquiring Fund)	Class 1	$41,741	$14.76	2,828
(pro forma assuming Reorganization)	Class 2	1,099,647	14.76	74,510
		$1,141,388		77,338
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment strategies identified in this section provide specific information about the Acquired and Acquiring Funds, but there are some general principles PMC and/or the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, PMC and/or the sub-advisors may consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, and the current price of its securities relative to their perceived worth and relative to others in its industry. When making decisions about whether to buy or sell fixed-income investments, PMC and/or the sub-advisors may consider, among other things, the strength of certain sectors of the fixed- income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.
The Funds are designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in the Funds.

The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable to each Fund. The risks described below for the Acquiring Fund are risks at both the underlying funds level and the fund of funds level. The Acquiring Fund is also subject to the risks of the Underlying Funds in which it invest. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	BALANCED	DIVERSIFIED BALANCED
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Not Applicable
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Principal
Emerging Markets	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds ("ETFs")	Non-Principal	Principal
Fixed-Income Securities	Principal	Principal
Foreign Securities	Principal	Non-Principal
Fund of Funds	Not Applicable	Principal
Hedging	Non-Principal	Non-Principal
High Yield Securities	Principal	Not Applicable
Leverage	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal
Portfolio Turnover (Active Trading)	Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable
Real Estate Investment Trusts ("REITS")	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal
Securitized Products	Principal	Principal
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower's assets and/or stock that is senior to that held by the Borrower's unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale.  As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.

Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them.

•
Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

•
Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

•
Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•
Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in an effort to protect a fund from loss due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

•
Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
Emerging market securities are defined as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Usually, the term “emerging market country” (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Exchange Traded Funds ("ETFs")
Generally, ETFs (and other exchange-traded equity securities, such as exchange-traded products) invest in a portfolio of securities, but they may also invest in other assets, such as securities indices, government bonds, or currencies. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. Shares of ETFs trade like common stock. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which a fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Securities
Foreign securities are defined as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Acquiring Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Fund of Funds
The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests.
As of December 31, 2015, the Diversified Balanced Account assets were allocated among the underlying funds as identified in the following table.

Underlying Fund	Diversified Balanced Account
Bond Market Index Account	50.2%
International Equity Index Fund	7.0%
LargeCap S&P 500 Index Account	34.8%
MidCap S&P 400 Index Fund	4.0%
SmallCap S&P 600 Index Fund	4.0%
Total	100.0%
A fund of funds indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the underlying funds. Generally, if an underlying fund offers multiple classes of shares for investment by funds of funds, the Funds will purchase shares of the class with the lowest expense ratio (expressed as a percent of average net assets on an annualized basis) at the time of purchase.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until those managing the investments of the fund determine that it is appropriate to dispose of them.
Management of funds of funds entails potential conflicts of interest: a fund of fund may invest in affiliated underlying funds; and those who manage the fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund of fund assets to underlying funds from which they receive higher fees.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing investments of the fund will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase. The Acquiring Fund may invest in underlying funds that may invest in such securities.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if those managing the investments of the fund think it is in the best interest of shareholders.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority; generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
AMT-subject bonds are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets.  Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.

Preferred Securities
Preferred securities include preferred stock and various types of subordinated debt and convertible securities, including contingent convertible securities ("CoCos"). Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. Preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts ("REITs")
Real estate investment trust securities ("REITs") involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Securitized Products
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s). The fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancing and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired and Acquiring Funds both offer Class 1 and 2 shares. In addition, the Acquiring Fund offers Class 2 shares. The shares of Class 1 and Class 2 are the same except for differences in class expenses, including any Rule 12b-1, excessive trading or other fees. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.
Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.

The Funds' NAV is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liabilities of each class

•	dividing the remainder by the total number of shares owned in that class.
With response to the Acquiring Fund, which invests in Underlying Funds, the NAV is calculated based on the NAV of such Underlying Funds.
Notes:

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If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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A Fund's securities holdings may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund or by an underlying Account or Fund may change on days when shareholders are unable to purchase or redeem shares.

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

TAX INFORMATION
The Acquiring Fund intends to comply with applicable variable asset diversification regulations. If the Acquiring Fund fails to comply with such regulations, contracts invested in the Acquiring Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Acquiring Fund to the separate accounts.
Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI) for the Acquiring Fund. See also the section titled "Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.

Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class of the Fund over another Fund or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by PMC and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the PVC Accounts.
The Acquiring Fund, as a shareholder in the underlying funds, bears it's pro rata share of the operating expense incurred by each underlying fund. The investment return of the Acquiring Fund is net of the underlying funds' operating expenses.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee – Through the management agreement with the Account, PMC has agreed to provide investment advisory services and corporate administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

•	Acquired Fund Fees and Expenses - fees and expenses charged by other investment companies in which an Account invests a portion of its assets.
Frequent Trading and Market Timing (Abusive Trading Practices)
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and

•	Increase expenses of the Fund due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
If PVC is not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds will affect the Acquiring Fund as it would for any fund shareholder.
Certain funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PVC has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.
As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, PVC must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.
If an intermediary, or PVC, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by PVC.

The PVC Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.
In order to prevent excessive trading, PVC has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
Eligible Purchasers
Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. PVC's Board of Directors reserves the right to broaden or limit the designation of eligible purchaser.
Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor PVC currently foresees any such disadvantage, PVC’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.
PMC may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or close certain Funds or share classes to new and existing investors.
Shareholder Rights
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PVC may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PVC also provide that PVC does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PVC intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Purchase of Fund Shares
Shares are purchased from the Funds' “Distributor” on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Funds. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.
The Funds, at their discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by PVC’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PVC, a Fund, PMC, any sub-advisor, or PFD.

Sale of Fund Shares
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.
Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.
If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. PVC may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Restricted Transfers
Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.
Financial Statements
Shareholders will receive an annual financial statement for the Acquiring Fund, audited by the Acquiring Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
Portfolio Holdings Information
A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PVC's Statement of Additional Information.
VOTING INFORMATION
Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on April 5, 2017 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of insurance companies and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct his or her insurance company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your insurance company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by your insurance company will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Because the shares are subject to Mirror Voting, it requires only a small number of voting shares to approve the Reorganization. Accordingly, there are not expected to be any "broker non-votes."

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of April 5, 2017, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

Balanced Account		Diversified Balanced Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Class 1		Class 1
Class 2
As of the April 5, 2017 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.
As of the April 5, 2017 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
Balanced Account

TO BE FILED BY AMENDMENT

As of the April 5, 2017 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
Diversified Balanced Account

TO BE FILED BY AMENDMENT

FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2012 through December 31, 2016 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2016. Copies of these reports are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected date for a share of Capital Stock outstanding throughout each year ended December 31:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions
BALANCED ACCOUNT
Class 1 shares
2016	$17.70	$0.31	$0.69	$1.00	$(0.37)	$(1.01)	$(1.38)
2015	19.26	0.33	(0.21)	0.12	(0.35)	(1.33)	(1.68)
2014	18.01	0.30	1.28	1.58	(0.33)	–	(0.33)
2013	15.35	0.27	2.69	2.96	(0.30)	–	(0.30)
2012	13.86	0.30	1.50	1.80	(0.31)	–	(0.31)
DIVERSIFIED BALANCED ACCOUNT
Class 2 shares
2,016	14.11	0.22	0.75	0.97	(0.18)	(0.14)	(0.32)
2015	14.39	0.19	(0.17)	0.02	(0.14)	(0.16)	(0.30)
2014	13.66	0.16	0.85	1.01	(0.13)	(0.15)	(0.28)
2013	12.28	0.15	1.43	1.58	(0.04)	(0.16)	(0.20)
2012	11.30	0.06	1.03	1.09	(0.11)	–	(0.11)

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$17.32	5.68%	$41,813	0.67%	– %	1.79%	107.7%
17.70	0.42	44,254	0.66	–	1.72	114.8
19.26	8.81	50,588	0.65	–	1.61	119.8
18.01	19.48	51,633	0.66	–	1.65	147.3
15.35	13.05	49,151	0.65	–	1.99	154.7

14.76	6.90	1,099,647	0.3 (c)	0.3 (c),(d)	1.51	14.1
14.11	0.16	1,031,111	0.3 (c)	0.3 (c),(d)	1.29	14.3
14.39	7.41	1,011,106	0.3 (c)	0.3 (c),(d)	1.11	9.0
13.66	12.95	856,784	0.3 (c)	0.3 (c),(d)	1.16	10.1
12.28	9.71	581,734	0.3 (c)	0.3 (c),(d)	0.52	56.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Excludes expense reimbursement from Manager.

FINANCIAL STATEMENTS
The financial statements of the Acquiring Fund and Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2016 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2016 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Clint Woods, Esq., Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PVC, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PVC.
OTHER INFORMATION
PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS

_________________________, 2017
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION
Balanced Account and
Diversified Balanced Account
The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Diversified Balanced Account series of the Fund (“DBA”) acquire all of the assets of the Balanced Account series of the Fund (“BA”) in exchange for the assumption by DBA of all of the liabilities of BA and shares issued by DBA which are thereafter to be distributed by BA pro rata to its shareholders in complete liquidation and termination of BA and in exchange for all of BA’s outstanding shares.
BA will transfer to DBA, and DBA will acquire from BA, all of the assets of BA on the Closing Date and will assume from BA all of the liabilities of BA in exchange for the issuance of the number of shares of DBA determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of BA in complete liquidation and termination of BA and in exchange for all of BA’s outstanding shares. BA will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by BA in proper form prior to the Closing Date shall be fulfilled by BA. Redemption requests received by BA thereafter will be treated as requests for redemption of those shares of DBA allocable to the shareholder in question.
BA will declare, and DBA may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, DBA will issue to BA a number of full and fractional shares of DBA, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of BA. The aggregate value of the net assets of BA and DBA shall be determined in accordance with the then current Prospectus of DBA as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on May 26, 2017, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for DBA or BA to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, BA shall (a) distribute on a pro rata basis to the shareholders of record of BA at the close of business on the Closing Date the shares of DBA received by BA at the Closing in exchange for all of BA’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of DBA to shareholders of BA, DBA shall credit its books an appropriate number its shares to the account of each shareholder of BA. No certificates will be issued for shares of DBA. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of BA, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of DBA to be credited on the books of DBA in respect of such shares of BA as provided above.
Prior to the Closing Date, BA shall deliver to DBA a list setting forth the assets to be assigned, delivered and transferred to DBA, including the securities then owned by BA and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by DBA pursuant to this Plan.

A-1

All of BA’s portfolio securities shall be delivered by BA’s custodian on the Closing Date to DBA or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of DBA or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from BA’s account at its custodian to DBA’s account at its custodian. If on the Closing Date BA is unable to make good delivery to DBA’s custodian of any of BA’s portfolio securities because such securities have not yet been delivered to BA’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and BA shall deliver to DBA’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to DBA, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by DBA.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of BA and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of BA no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of BA.
Except as expressly provided otherwise in this Plan, BA will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______ day of __________, 2017.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquired Fund:
Balanced Account

By: _______________________________________________

By________________________________________________

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquiring Fund:
Diversified Balanced Account

By: _______________________________________________

By________________________________________________

A-2

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Your vote is important no matter how many shares are owned.
Please cast your PROXY vote today!
PROXY VOTING OPTIONS:

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

PRINCIPAL VARIABLE CONTRACT FUNDS, INC. - BALANCED ACCOUNT
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS MAY 25, 2017

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Clint Woods, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held May 25, 2017 at 10:30 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders:
The Proxy Statement/Prospectus is available at www.proxyvote.com.

The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the following:
FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
Balanced Account into the Diversified Balanced Portfolio.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign this proxy card exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN THE BOX]    Date    Signature [Joint Owners]         Date

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: _________, 2017

This Statement of Additional Information is available to the shareholders of Balanced Account (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Diversified Balanced Account (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Variable Contracts Funds, Inc. ("PVC").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated __________, 2017, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on May 25, 2017 at 10:30 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 711 High Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

(1)
Statement of Additional Information of PVC dated May 1, 2016, as supplemented on June 17, 2016, July 29, 2016, September 16, 2016, October 28, 2016, November 15, 2016, December 16, 2016 and January 30, 2017.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2016.

(3)	Pro Forma Financial Statements
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 02-35570; and 811-01944).

(1)
The Statement of Additional Information of Principal Variable Contracts Funds, Inc. ("PVC") dated May 1, 2016, (including Supplements dated June 17, 2016, July 29, 2016, September 16, 2016, October 28, 2016, November 15, 2016, December 16, 2016 and January 30, 2017, and filed via EDGAR on those dates).

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2016, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 28, 2017.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1-800-222-5852.

1

PRO FORMA FINANCIAL STATEMENTS

On December 13, 2016, the Board of Directors of PVC approved a Plan of Acquisition whereby, the Diversified Balanced Account (the "Acquiring Fund") will acquire all the assets of the Balanced Account (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Pro forma combining financial statements for the Balanced Account/Diversified Balanced Account are not included because as of March 14, 2017, the assets of Acquired Account constituted less than 10% of the assets of the Acquiring Account.

2

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.    Was committed in bad faith; or

2.    Was the result of active and deliberate dishonesty; or

(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 002-35570

(1)	(a)	Amendment and Restatement of the Articles of Incorporation dated 08/09/2012 – Filed as Ex-99(a)(1) on 02/14/2013 (Accession No. 0001144204-13-008876)
	(b)	Articles Supplementary dated 02/06/2013 - Filed as Ex-99(a)(2) on 04/18/2013 (Accession No. 0000012601-13-000026)
	(c)	Articles of Amendment effective 05/01/2013 - Filed as Ex-99(a)(3) on 08/16/2013 (Accession No. 0000012601-13-000132)
	(d)	Articles Supplementary dated 09/04/2013 - Filed as Ex-99(a)(4) on 10/31/2013 (Accession No. 0000012601-13-000180)
	(e)	Articles Supplementary dated 11/07/2014 - Filed as Ex-99(a)(5) on 11/12/2014 (Accession No. 0000012601-14-000231)
	(f)	Articles Supplementary dated 12/30/2014 - Filed as Ex-99(a)(6) on 2/12/2015 (Accession No. 0000012601-15-000022)
	(g)	Articles Supplementary dated 03/16/2015 - Filed as Ex-99(a)(7) on 4/28/2015 (Accession No. 0000012601-15-000090)
	(h)	Articles of Amendment effective 05/01/2016 - Filed as Ex-99(a)(8) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(i)	Articles Supplementary dated 11/22/2016 - Filed as Ex-99(a)(9) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(j)	Articles Supplementary dated 01/05/2017 - Filed as Ex-99(a)(10) on 02/23/2017 (Accession No. 0000012601-17-000020)
(2)	By-laws effective 12/14/2015 - Filed as Ex-99(b) on 02/23/2016 (Accession No. 0000012601-16-000309)
(3)	N/A
(4)	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	(a)	Amended and Restated Management Agreement dated 03/01/2016 - Filed as Ex-99(d)(1) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(b)	Form of Amended and Restated Management Agreement dated ____ - Filed as Ex-99(d)(2) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(c)	(1)	Brown Investment Advisory Incorporated Sub-Advisory Agreement dated 07/01/2009 – Filed as Ex-99(d)(18)(a) on 08/20/2009 (Accession No. 0000898745-09-000377)
		(2)	Amended & Restated Sub-Advisory Agreement – Columbus Circle Investors dated 12/15/2006 – Filed as Ex-99D on 04/19/2007 (Accession No. 0000898745-07-000045)
		(3)	Edge Asset Management, Inc. Sub-Advisory Agreement dated 01/05/2007 – Filed as Ex-99(d)(71) on 01/09/2007 (Accession No. 0000898745-07-000006)
		(4)	Amended & Restated Sub-Advisory Agreement – Mellon Capital Management Corporation dated 05/15/2012 – Filed as Ex-99(d)(9) on 2/14/2013 (Accession No. 0001144204-13-008876)
		(5) a.	Amended and Restated Sub-Advisory Agreement – Principal Global Investors, LLC dated 07/28/2015 - Filed as Ex-99(d)(6) on 02/23/2016 (Accession No. 0000012601-16-000309)
		b.	Form of Amendment and Restated Sub-Advisory Agreement – Principal Global Investors, LLC dated ____ - Filed as Ex-99(d)(7)b on 12/14/2016 (Accession No. 0000012601-16-000514)
		(6)	Amended & Restated Sub-Advisory Agreement – Principal Real Estate Investors, LLC dated 01/01/2006 – Filed as Ex-99D on 10/24/2006 (Accession No. 000012601-06-000029)
		(7)	Sub-Advisory Agreement – Spectrum Asset Management, Inc. dated 10/31/2013 – Filed as Ex-99(d)(12) on 10/31/2013 (Accession No. 0000012601-13-000180)
		(8)	Amended & Restated Sub-Advisory Agreement -- T. Rowe Price Associates, Inc. dated 04/01/2012 – Filed as Ex-99(d)(13) on 02/14/2013 (Accession No. 0001144204-13-008876)
(7)	Distribution Agreement dated 12/14/2009 – Filed as Ex-99(e)(3) on 03/02/2011 (Accession No. 0000898745-11-000061)
(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g) on 02/14/2013 (Accession No. 0001144204-13-008876)
(10)	Rule 12b-1 Plan

(a) Amended Distribution Plan and Agreement – Class 2 Shares dated 7/28/2015 - Filed as Ex-99(m)(1)a on 02/23/2016 (Accession No. 0000012601-16-000309)
(b) Form of Amended Distribution Plan and Agreement – Class 2 Shares dated ____ - Filed as Ex-99(m)(2) on 12/14/2016 (Accession No. 0000012601-16-000514)
(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Independent Registered Public Accountants
(a) Consent of Ernst & Young LLP *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a) (1)
The Prospectus for Class 1 and Class 2, dated May 1, 2016, included in Post-Effective Amendment No. 105 to the registration statement on Form N-1A (File No. 002-35570) filed on April 29, 2016 (Accession No. 0000012601-16-000373)

(2) Supplements to the Class 1 and Class 2 shares Prospectus dated and filed June 17, 2016, June 30, 2016, July 29, 2016, November 2, 2016, November 15, 2016, December 16, 2016, and January 30, 2017
(b) (1)
Statement of Additional Information dated May 1, 2016, as amended and restated February 27, 2017, included in Post-Effective Amendment No. 108 to the registration statement on Form N-1A (File No. 002-35570) filed on February 23, 2017 (Accession No. 0000012601-17-000020)

(c) Annual Report of Principal Variable Contracts Funds, Inc. for the fiscal year ended December 31, 2016 filed on Form N-CSR on February 28, 2017 (Accession No. 0000012601-17-000028)
(d) Semi-Annual Report of Principal Variable Contracts Funds, Inc. for the six-month period June 30, 2016 filed on Form N-CSRS on August 26, 2016 (Accession No. 0000012601-16-000477)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 14th of March, 2017.

Principal Variable Contracts Funds, Inc. (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer Director, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Michael J. Beer __________________________ Michael J. Beer	Director, President and Chief Executive Officer (Principal Executive Officer)	March 14, 2017

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	March 14, 2017

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	March 14, 2017

(E. Ballantine)* __________________________ E. Ballantine	Director	March 14, 2017

(L. T. Barnes)* __________________________ L. T. Barnes	Director	March 14, 2017

(C. Damos)* __________________________ C. Damos	Director	March 14, 2017

(N. M. Everett)* __________________________ N. M. Everett	Chair	March 14, 2017

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	March 14, 2017

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	March 14, 2017

(T. Huang)* __________________________ T. Huang	Director	March 14, 2017

(K. McMillan)* __________________________ K. McMillan	Director	March 14, 2017

(E. A. Nickels)* __________________________ E. A. Nickels	Director	March 14, 2017

/s/ M. J. Beer _______________________________ M. J. Beer Director, President and Chief Executive Officer * Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12	Opinion and Consent of ________________________ - on tax matters**

14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16	Power of Attorney

** to be filed by amendment